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Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

        The undersigned, the Chief Financial Officer of TransMontaigne GP L.L.C., a Delaware limited liability company and general partner of TransMontaigne Partners L.P. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

  (a)
  the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2012, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FREDERICK W. BOUTIN Frederick W. Boutin Chief Financial Officer May 8, 2012

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  Exhibit 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)